SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



Date of Report:  June 7, 2001
-------------------------------
(Date of earliest event reported)



                First Union Commercial Mortgage Securities, Inc.
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           (Exact name of registrant as specified in its charter)



      North Carolina                333-53266                 56-1643598
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)



          201 South College Street, Charlotte, North Carolina        28288-0166
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                (Address of principal executive offices)         (Zip Code)



      Registrant's telephone number, including area code: (704) 374-6161

Item 5.  Other Events.

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated, First Union Securities, Inc. and Greenwich Capital Markets, Inc. which are hereby filed pursuant to the Kidder Letter.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                              Description
-----------                              -----------

      (99) Computational Materials prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated, First Union Securities, Inc. and Greenwich Capital Markets, Inc. in connection with First Union Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through
                                         Certificates, Series 2001-C2

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   FIRST UNION COMMERCIAL MORTGAGE
                                      SECURITIES, INC.



                                   By: /s/    Timothy F. Danello
                                       ---------------------------------------
                                       Name: Timothy F. Danello
                                       Title: Senior Vice President

Date:  June 7, 2001

                                INDEX TO EXHIBITS

                                                         Paper (P) or
Exhibit No.         Description                          Electronic (E)
-----------         -----------                          --------------
   (99)             Computational Materials prepared by         P
                    Merrill Lynch, Pierce, Fenner &
                    Smith Incorporated, First Union
                    Securities, Inc. and Greenwich
                    Capital Markets, Inc.,in
                    connection with First Union
                    Commercial Mortgage Securities,
                    Inc., Commercial Mortgage
                    Pass-Through Certificates,
                    Series 2001-C2